EXHIBIT (b)

                    CERTIFICATION OF CEO AND CFO PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Report on Form N-CSR of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Company") for the period ended January 31, 2010 (the "Report"), J. Thomas Futrell, as Chief Executive Officer of the Company, and Steven M. Hill, as Chief Financial Officer, Chief Accounting Officer and Treasurer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

     (1) the Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: April 5, 2010

       /s/ J. Thomas Futrell
       --------------------------------------
Name:      J. Thomas Futrell

Title:     Chief Executive Officer

       /s/ Steven M. Hill
       --------------------------------------
Name:      Steven M. Hill

Title:     Chief Financial Officer, Chief Accounting Officer and Treasurer